SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

JMAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

State of Delaware

(State or other jurisdiction of incorporation)

1-10515	68-0131180

(Commission File No.)	(IRS Employer Identification No.)

5800 Armada Drive, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 602-3292

Not Applicable

(Former name of or former address, if changed since last report)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits.

99.1	Press Release issued on August 16, 2004 relating to the Company’s financial results for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On August 16, 2004, JMAR Technologies, Inc. (the “Company”) issued a Press Release announcing its financial results for the quarter ended June 30, 2004. The full text of the Company’s Press Release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 18, 2004	JMAR TECHNOLOGIES, INC. (Registrant)
	By:	/s/ JOSEPH G. MARTINEZ
Joseph G. Martinez
Senior Vice President & General Counsel